WEX Inc. Investor Presentation November 16, 2021

Forward-Looking Statements This deck contains forward-looking statements, including statements regarding: assumptions underlying the Company's future financial performance, future operations; future market and growth opportunities and expectations; expectations for future revenue performance, future impacts from areas of investment, expectations for the macro environment; and, expectations for volumes. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the demand for worldwide travel as a result of COVID-19 and the length of time it may take for the travel industry to rebound to and grow beyond pre-pandemic levels; the extent to which the coronavirus (COVID-19) pandemic and measures taken in response thereto impact our business, results of operations and financial condition in excess of current expectations; the impact of fluctuations in fuel prices and fuel spreads in our international markets, including the resulting impact on our revenues and net income; the effects of general economic conditions, including those caused by the effects of COVID-19, on overall employment, travel and fueling patterns as well as payment and transaction processing activity; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; limitations on interchange fees; failure to comply with the applicable requirements of Mastercard or Visa contracts and rules; the Company’s failure to maintain or renew key commercial agreements or to maintain volumes under such agreements; breaches of the Company’s technology systems or those of our third-party service providers and any resulting negative impact on our reputation, liabilities or relationships with customers or merchants; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the Company’s ability to successfully finalize the recently announced Executive Leadership Team transition plan and to appoint additional officers; the success of the Company’s recently announced Executive Leadership Team and strategic reorganization; the effects of the Company’s business expansion and acquisition efforts; the failure of corporate investments to result in anticipated strategic value; the Company’s failure to comply with the Treasury Regulations applicable to non-bank custodians; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the failure to complete or successfully integrate the Company’s acquisitions or the ability to realize anticipated synergies and cost savings from such transactions; unexpected costs, charges, or expenses resulting from an acquisition; the Company’s failure to successfully acquire, integrate, operate and expand commercial fuel card programs; the impact and size of credit losses; the impact of changes to the Company’s credit standards; failure to successfully implement the Company’s information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; legal, regulatory, political and economic uncertainty surrounding the United Kingdom’s departure from the European Union and the resulting trade agreement; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of the future transition from LIBOR as a global benchmark to a replacement rate; the impact of the Company’s debt instruments on the Company’s operations; the impact of increased leverage on the Company’s operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the impact of sales or dispositions of significant amounts of our outstanding common stock into the public market, or the perception that such sales or dispositions could occur; the possible dilution to our stockholders caused by the issuance of additional shares of common stock or equity-linked securities, whether as result of our convertible notes or otherwise; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on March 1, 2021, and in Item 1A of our quarterly report on Form 10-Q for the quarter ended September 30, 2021, filed with the Securities and Exchange Commission on November 9, 2021. The Company’s forward- looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this presentation and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise. Note: The Company rounds amounts in the consolidated financial statements to thousands and calculates all percentages and per-share data from underlying whole-dollar amounts. Thus, certain amounts may not foot, crossfoot, or recalculate exactly based on reported numbers due to rounding. 2

$112 $364 2015 2020 $195 $278 2015 2020 $548 $918 2015 2020 Overview of WEX We are a financial technology solutions provider focused on simplifying the complexities of payment systems by providing seamless, integrated and data-driven offerings for our customers FLEET SOLUTIONS TRAVEL & CORPORATE SOLUTIONS HEALTH & EMPLOYEE BENEFIT SOLUTIONS Our Fleet Solutions segment provides payment, transaction processing, and information management services specifically designed for the needs of commercial and government fleets. Our Travel and Corporate Solutions segment focuses on the complex payment environment of business-to-business payments, providing customers with payment processing solutions for their corporate payment and transaction monitoring needs. Our Health and Employee Benefit Solutions segment provides a SaaS platform for consumer directed healthcare payments. This segment provides a full-service health and benefit marketplace, bringing together benefits administration, certain compliance services and consumer-directed spending and saving accounts. SEGMENT REVENUE ($M)1 SEGMENT REVENUE ($M)1 SEGMENT REVENUE ($M)1 31 Source: Company filings

WEX by the Numbers GLOBAL PRESENCE 4 TRACK RECORD OF PERFORMANCE We provide scalable payments solutions to millions of customers, partners and end-users around the world across our fleet, corporate payments, travel and health businesses, and have a track record of creating value for shareholders 200+ Countries & territories1 $26B Total purchase volume in Q3 2021 5,400+ Employees globally1 13% Revenue CAGR 2016 - 20213 13.6% Annualized Total shareholder return since IPO2 21% Adj. Net Income CAGR 2016 – 20213,4 $12.8B Travel & Corporate Solutions purchase volume in Q3 2021 16.2M Average number of vehicles serviced in Q3 2021 16.9M Average SaaS accounts in Q3 2021 MARKET LEADER ACROSS SEGMENTS 1 As of 9/30/2021 2 Source: FactSet. Data as of November 12, 2021. WEX IPO February 2005. 3 Reflects mid-point of 2021 full-year guidance 4 See Appendix for reconciliation of non-GAAP to GAAP.

History of Shareholder Value Creation at WEX



EARLY GROWTH AND IPO
BUILDING SCALE AND DIVERSIFYING
DISRUPTION OF PANDEMIC AND INVESTING FOR FUTURE GROWTH
Total Shareholder Return
2005
Wright Express IPO
2012
Name change to WEX to reflect transformation and growth
2014
Melissa Smith Appointed CEO
2014
Acquisition of Evolution1
2016
Acquisition of Electronic Funds Source
2016 – 2019
Strong Organic Growth[1]
2019
Acquisition of Discovery Benefits
2020
Acquisition of eNett and Optal
April – September 2021
Acquisitions accelerating growth
2000s
2010s
2020s

[1] During this time period, WEX also made several smaller acquisitions.

5

6 Investment Highlights We have leading technology, customers, and people that all continue to drive strong shareholder value GROWTH ENGINE, IN LARGE MARKETS TECH PLATFORMLEADERSHIP POSITION PEOPLE Well-positioned in very large addressable markets Proven track record delivering strong revenue and earnings growth Multiple new growth opportunities in current segments and adjacencies Market leader in Mobility/Fleet, Corporate Payments, Travel and Health & Benefits Proven product differentiation, deep focus on specific verticals Deep, talented leadership team dedicated to building a world- class organization Strong company culture and high level of employee engagement NETWORK EFFECT Self-reinforcing flywheel fueled by growing customer, partner and user base High customer retention rate and high level of integration into the business processes of our customers Robust multichannel go-to-market approach (direct and through partners) Best-in-class tech platform, with cloud-first approach API-enabled solutions seamlessly integrated into customers’ operations Interwoven product and data capabilities

7 WEX Has Core Competencies That Have Led to Our Success We drive organic growth across each of our end-markets by leveraging our core strengths Tech Platform ▪ Continuously improving and upgrading our proprietary tech stack ▪ Large and unique data asset with robust capabilities Scale & Resilience ▪ Network and scale advantage ▪ Proprietary closed-loop and open-loop payment networks Product Leadership ▪ Robust and unique solution suite, configurable to customers’ specific needs ▪ Continuously expanding capabilities, new product development and innovation Deep Expertise ▪ Deep vertical expertise in Mobility/Fleet, Corporate Payments & Travel, Health & Benefits ▪ Market-leading B2B payments expertise Trusted Partner ▪ Large customer base with strong, long-standing relationships ▪ Proven track record delivering value that benefits our customers, partners and WEX Seamless Integration ▪ Deep and seamless integrations with our customers’ operations ▪ Demonstrated ability to support businesses of any size and digital maturity Talent & Culture ▪ Experienced talent and strong, customer-focused culture

Our Addressable Markets Are Large, With Big Expansion Opportunities

Leveraging tech platform to expand our opportunity

~$24B+

Currently addressable revenue opportunity[1]

(Mobility/Fleet, Corporate Payments, Travel, Health & Employee Benefits)

Strong Secular Tailwinds

- 5-10% market growth, outpacing GDP

Opportunities to Expand Addressable Market

- New products
- New customer segments
- New geographies

1. Currently addressable revenue. Includes Fleet, B2B Payables, Global Travel, US Health. Sources: Ptolemus, McKinsey, Kaiser, Mastercard, Euromonitor, Aite, William Blair, WEX analysis

8

9 Our Fleet Segment We are a leader in fleet vehicle payment processing services with solutions that are specifically designed for the needs of large fleets, government fleets, over-the-road carriers and small businesses MARKET CHARACTERISTICS WEX’S POSITION IN THE MARKET CORE SOLUTIONS KEY DIFFERENTIATORS OPPORTUNITIES 160,000+ Accepting Locations in North America2 570M+ Fuel Transactions Processed in 20201 16.2M Vehicles Serviced2 ▪ Fleet/Over the Road truck cards ▪ Premium GPS telematics ▪ Analytics and reporting ▪ Factoring ▪ Mobile apps ▪ Co-branded card programs ▪ Robust data capabilities enhance transparency ▪ Advanced analytics software facilitates customer savings and efficiency ▪ Industry-leading security and control ▪ Addressing EV and mixed fleets today, including with ChargePoint partnership ▪ Global capabilities through partnerships and network outside of US ▪ Scale international presence ▪ Leverage new marketing technology to increase conversions and win SMBs ▪ Increase share-of-wallet with non-fuel adjacencies ▪ Enhance established position in expected EV transition 1 Source: Company filings 2 Source: Company filings. Quarter average as of 9/30/2021 3 See Appendix for reconciliation of non-GAAP to GAAP Expected low single-digit growth Stable, recurring purchases $548 $642 $823 $975 $1,038 $918 $0 $200 $400 $600 $800 $1,000 $1,200 2015 2016 2017 2018 2019 2020 Fleet Solutions Revenue ($m)1 48% 50% 51% 47% 48% 49% 50% 51% $220 $240 $260 $280 $300 Q1 2021 Q2 2021 Q3 2021 Segment Revenue ($m) & Adj. Operating Income Margin3 Revenue ($m) Adj. Operating Income Margin

10 Electric Vehicle (EV) Transition Presents a Significant Opportunity As our customers transition to the “new” mixed fleet, WEX is positioned to help them manage their end-to-end reporting and payment needs On-Route Universal EV and Fuel Payment Solution At Work Depot/Workplace Charging At Home Home Charging and Employee Reimbursement Mixed Fleet UX Integrated Fleet Management, Billing and Reporting WEX EV Offering: ▪ On-route, depot and at-home charging solutions ▪ Streamlined program enrollment ▪ Centralized reporting and billing ▪ Real-time data on energy use to support driver reimbursement for commercial electric charging and installation services Element Fleet, the largest pure-play automotive fleet manager in the world, announced it will use the combined offering from WEX and ChargePoint Plan to develop additional products and related services over time as the market is further defined

11 Our Travel & Corporate Payment Solutions Segment We are a global leader in travel & corporate payment solutions, developing and providing technology that enables customers to manage complex payments ▪ Embedded payments, including virtual card platform ▪ Accounts payable automation ▪ Commercial cards ▪ Payment delivery platform ▪ Supplier acceptance services ▪ Standalone solution or seamless integration into client platforms ▪ Comprehensive issuing capabilities to optimize scheme and card economics ▪ Global scale with the widest range of funding solutions and currencies ▪ Industry-leading security and data protection ▪ Leverage cloud-first strategy to quickly scale the business ▪ Expand breadth of core B2B commerce offerings ▪ Integrate technology stack to drive towards a single payments ecosystem ▪ Invest in sales and marketing initiatives to deepen customer reach 23 Issuing Currencies2 $27B Issued Volume YTD2 200+ Processing Countries and Territories2 1 Source: Company filings 1 Source: Company filings. Data as of 9/30/2021 3 See Appendix for reconciliation of non-GAAP to GAAP Expected 10% - 15% revenue growth Dynamic B2B payments market, high growth in US solutions, recovering global travel demand MARKET CHARACTERISTICS WEX’S POSITION IN THE MARKET CORE SOLUTIONS KEY DIFFERENTIATORS OPPORTUNITIES 10% 21% 34% 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 Q1 2021 Q2 2021 Q3 2021 Segment Revenue ($m) & Adj. Operating Income Margin3 Revenue ($m) Adj. Operating Income Margin $195 $215 $224 $303 $368 $278 $0 $50 $100 $150 $200 $250 $300 $350 $400 2015 2016 2017 2018 2019 2020 Travel & Corporate Payment Solutions Revenue ($m)1

12 Volumes in Travel & Corporate Payment Solutions Segment Continue to Grow Our Travel & Corporate Payment Solutions model is highly efficient, resilient, and the foundation for us to extend our lead as the world emerges from COVID-19 ▪ Steady Corporate Payments net interchange rate ▪ Travel volumes growing again (despite slow return in cross-border travel) ▪ Travel end market commands lower net interchange rates compared with more complex solutions (e.g., AP automation, bill pay) ▪ Travel net interchange rate step-down in Q1 2021 primarily related to contract adjustments and the acquisitions of eNett and Optal ▪ Blended net interchange decline primarily driven by higher mix of Travel-related volume ▪ Pro forma blended net interchange rate reflects change from gross revenue recognition to net for an amended contract, with a corresponding change in sales and marketing costs ▪ Despite lower blended net interchange rate, adjusted operating income margin is up substantially on a sequential basis because of operating leverage KEY UPDATES 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 N e t In te rc h an ge R at e P u rc h as e V o lu m e ( $ B ) Purchase Volume and Net Interchange Rate Corporate Payments Purchase Volume Travel Purchase Volume Corporate Payments Net Interchange Rate Travel Net Interchange Rate Pro Forma Blended Net Interchange Rate Reflects impact of COVID-19 on travel volume

13 Our Health & Employee Benefits Segment Our Health & Employee Benefit Solutions segment is comprised of our healthcare payment products and SaaS platforms with which we address the complex healthcare market 500+ Fortune 1000 Companies on WEX Health Cloud2 $3B+ in HSA Assets2 16.9M SaaS Accounts2 ▪ WEX benefits platform ▪ HSA / FSA ▪ COBRA & direct bill ▪ Commuter benefits ▪ Benefit analytics ▪ Industry-leading fraud prevention and security ▪ Flexible service model and strong customer support ▪ Personalized, consistent consumer experience ▪ Advanced analytics enabling deep understanding of consumer behavior ▪ Leverage employee benefits platform to develop new services and solutions ▪ Increase penetration of HSAs through consumer education ▪ Build upon expansive partner network to accelerate distribution ▪ Maximize cross-sell opportunities to expand same-partner revenue 1 Source: Company filings. 2 Source: Company filings. Quarter average as of 9/30/2021. 3 See Appendix for reconciliation of non-GAAP to GAAP. 4 Margin decline reflects impact of benefitexpress acquisition and seasonality Expected low to mid-teens growth Highly complex and regulated MARKET CHARACTERISTICS WEX’S POSITION IN THE MARKET CORE SOLUTIONS KEY DIFFERENTIATORS OPPORTUNITIES $112 $155 $201 $214 $317 $364 $0 $50 $100 $150 $200 $250 $300 $350 $400 2015 2016 2017 2018 2019 2020 Health & Employee Benefit Solutions Revenue ($m)1 32% 28% 23% 0% 10% 20% 30% 40% $90 $95 $100 $105 $110 Q1 2021 Q2 2021 Q3 2021 Segment Revenue ($m) & Adj. Operating Income Margin3,4 Revenue ($m) Adj. Operating Income Margin

14 Vectors for Future Value Creation Win New Customers Digital channels Grow Share Of Wallet Cross-selling Expand & Diversify Offering EV Small businesses Broaden Global Footprint Europe & APAC Strategic M&A Disciplined & opportunistic 1 2 3 4 5 Everything we do is book-ended by customers and our people

15 Capital Allocation Strategy We are careful and thoughtful stewards of capital, investing in the opportunities we believe will generate the best returns while maintaining appropriate leverage and opportunistically returning capital to shareholders ACCRETIVE M&A ▪ Strong track record of executing accretive M&A ▪ Strategically appraise potential opportunities to ensure they fit the overall business and can evolve with us over time DE-LEVERAGING ▪ Leverage target of 2.5-3.5x EBITDA with the expectation of increasing for transactions ORGANIC GROWTH ▪ Swiftly developing new products and features across the business ▪ Invest in platform consolidation and complete migration to cloud to enable growth ▪ Focus on mobile capabilities, analytics, robotics / automation, AI and machine learning OPPORTUNISTIC SHARE REPURCHASES ▪ Deploy opportunistically when other investment alternatives are likely to generate a lower return

16 M&A Strategy and Opportunities We have a strong track record of accelerating growth through strategic M&A, and will continue to use accretive acquisitions as a means of expanding our reach and enhancing our technology, talent and solutions PRODUCT EXPANSION ▪ Provide partners and customers with a more comprehensive suite of products and services ▪ Diversify our offerings in new categories and expand into new cross-sell opportunities ▪ Expand our role and deepen our integration into our customers’ business operations SCALE / SHARE EXPANSION ▪ Increase scale / revenue to take advantage of significant operating leverage in our tech-driven solution set ▪ Streamline and standardize our technologies and networks and automate wherever possible GEOGRAPHIC EXPANSION ▪ Focus on expanding WEX’s global presence and scale and increasing our capacity ▪ Extend in existing verticals and capabilities in which we are well positioned to achieve synergies EXAMPLES

17 Track Record of Strong Financial Performance Pre-Pandemic Prior to the pandemic, we delivered ten consecutive years of revenue growth and multiple consecutive years of adjusted net income growth $854 $1,012 $1,249 $1,493 $1,724 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2015 2016 2017 2018 2019 Revenue ($m)1 $165 $155 $229 $361 $430 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2015 2016 2017 2018 2019 Adjusted Net Income ($m) 1,2 GREW REVENUE ORGANICALLY ▪ Enhanced product offerings and strengthened technology expertise to drive expansion into new markets and increase penetration ▪ Best-in-class marketing and sales teams enabled capture of significant market share across each vertical DROVE PROFITABLE GROWTH MANAGED LEVERAGE RESPONSIBLY ▪ Leveraged the scalability of our platform to drive margin expansion ▪ Maintained expense discipline and focus on cost structure across the organization ▪ Successfully integrated strategic acquisitions to accelerate growth engine ▪ Utilized strong free cash flow generation to manage leverage down to targeted levels following strategic acquisitions 2.8x 4.5x 3.7x 3.1x 3.5x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 2015 2016 2017 2018 2019 Year-End Leverage Ratio1 1 Source: Company filings. 2 See Appendix for reconciliation of non-GAAP to GAAP

18 Robust Recovery from Pandemic Across All Segments Strategic initiatives taken during the pandemic have provided a solid foundation and positioned us well for a post-pandemic business environment FLEET SOLUTIONS TRAVEL & CORPORATE SOLUTIONS HEALTH & EMPLOYEE BENEFIT SOLUTIONS $278 $204 $286 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 Pre-Pandemic High Pandemic Low Q3 2021 Fleet Solutions Revenue ($m)1 $84 $88 $105 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Pre-Pandemic High Pandemic Low Q3 2021 Health & Employee Benefit Solutions Revenue ($m)1 1 Source: Company filings. “Pre-Pandemic High” refers to highest quarterly revenue figure prior to Q1 2020. “Pandemic Low” refers to lowest quarterly revenue figure between Q1 2020 and Q2 2021. Fleet Solutions Pre-Pandemic High: Q3 2019; Pandemic Low: Q2 2020 Travel & Corporate Solutions Pre-Pandemic High: Q3 2019; Pandemic Low: Q2 2020 Health & Employee Benefit Solutions Pre-Pandemic High: Q4 2019; Pandemic Low: Q2 2020 ▪ Rebound in mobility leading to higher volumes for North American Fleet customers ▪ New cloud-based digital marketing engine is driving a significant increase in North American Fleet customers ▪ Increasing demand and higher volumes as travel industry continues its global recovery ▪ Significant contribution from eNett and Optal as we integrate those acquisitions ▪ Health and benefits ecosystem continues to expand and drive growth ▪ Strong new customer and partner growth and high retention rates $99 $54 $91 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Pre-Pandemic High Pandemic Low Q3 2021 Travel & Corporate Solutions Revenue ($m)1

19 Medium- and Long-Range Financial Targets1 Strategic investment and innovation combined with our customer-centric culture has positioned us to grow and capture market share, and we remain confident in our ability to achieve our long-term growth targets ORGANIC REVENUE GROWTH: 8% - 12% TOTAL REVENUE GROWTH: 10% - 15% ADJUSTED NET INCOME GROWTH: 15% - 20% REVENUE GROWTH TARGETS EFFICIENT OPERATIONS AND USE OF CAPITAL ▪ Fleet segment (4% - 8%) ▪ Travel & Corporate Payments segment (10%-15%) ▪ Health & Employee Benefits segment (15%-20%) ▪ M&A will supplement organic growth rates ▪ Technology and AI enhancements to drive costs down ▪ De-lever the balance sheet (targeting 2.5x-3.5x EBITDA) ▪ SG&A scalability 1 Excluding the impact of fuel price and foreign exchange fluctuations

20 Our Commitment to ESG Our focus on ESG is embedded in our culture, integral to our long-term strategy, and underpinned by our core values ▪ Minimize our energy and waste footprint ▪ Give customers solutions and data to optimize fuel consumption ▪ Position and partner to lead in the expected transition to electric vehicles ▪ Cultivate a fully diverse and inclusive workplace ▪ Leverage our culture to empower and engage employees and customers ▪ Simplify the business of healthcare ▪ Diverse, independent and deeply skilled Board ▪ Ethical business practices ▪ Systemic risk management and organizational resilience ▪ Board oversight of risk and strategy ENVIRONMENT SOCIAL GOVERNANCE Our ESG efforts are overseen by our Board of Directors and our cross-functional ESG Management Committee We are committed to transparency, reporting on our ESG initiatives utilizing the SASB framework OVERSIGHT AND TRANSPARENCY

Recent Achievements and Quarterly Highlights

Our results through the third quarter reflected strong execution from the WEX team, positive trends across the business and strong demand for our platform and services as we continued to invest in new solutions to meet customers' needs

STRONG VOLUME AND REVENUE GROWTH IN Q3

Revenue ($m)


$89
$64
$229
$105
$91
$286
Q3 2020
Q3 2021
Health & Employee Benefits
Travel & Corporate
Fleet

- Achieved record revenue and the second-highest adjusted earnings for Q3 in WEX's history
- $26 billion of purchase volume processed in 3Q21, up 94% compared to 3Q20
- Strong momentum in organic growth and continued progress integrating acquired businesses, which contributed to our year-over-year improvement in performance during Q3 2021

BUILDING FOR THE FUTURE WITH STRATEGIC TRANSACTIONS

benefitexpress

chargepoint

- As part of our ongoing efforts to build scale in the growing consumer-directed healthcare market, we acquired certain HealthcareBank HSA assets in April 2021
- The acquisition of the benefitexpress business in June 2021 significantly expanded our offerings in benefits administration by adding a complementary suite of solutions, and accelerated our vision of providing a complete healthcare ecosystem with a benefits administration platform at its core
- In September 2021, we announced plans to expand our relationship with ChargePoint, the leading EV charging network in the US, to provide seamless integration of EV charging for our customers' mixed fleets, positioning WEX to continue to support our customers through the expected EV transition

PROGRESS AGAINST GOVERNANCE AND SUSTAINABILITY INITIATIVES



- Our inaugural ESG report, released in May 2021, details our ESG strategy and improves our public disclosures, laying the foundation for greater transparency in key areas in 2021 and beyond
- In June 2021, we welcomed Nancy Altobello, Bhavana Bartholf and Derrick Roman to the Board; these directors bring decades of experience and leadership in areas that are critical to our future including talent acquisition, risk management, governance, and technology

21

22 Investment Highlights We have leading technology, customers, and people that all continue to drive strong shareholder value GROWTH ENGINE, IN LARGE MARKETS TECH PLATFORMLEADERSHIP POSITION PEOPLE Well-positioned in very large addressable markets Proven track record delivering strong revenue and earnings growth Multiple new growth opportunities in current segments and adjacencies Market leader in Mobility/Fleet, Corporate Payments, Travel and Health & Benefits Proven product differentiation, deep focus on specific verticals Deep, talented leadership team dedicated to building a world- class organization Strong company culture and high level of employee engagement NETWORK EFFECT Self-reinforcing flywheel fueled by growing customer, partner & user base High customer retention rate and high level of integration into the business processes of our customers Robust multichannel go-to-market approach (direct and through partners) Best-in-class tech platform, with cloud-first approach API-enabled solutions seamlessly integrated into customers’ operations Interwoven product and data capabilities

Appendix

24 WEX Non-GAAP Reconciliation The Company's non-GAAP adjusted net income for 2020 and 2021 excludes unrealized gains and losses on financial instruments, net foreign currency gains and losses, acquisition-related intangible amortization, other acquisition and divestiture related items, legal settlement, stock-based compensation, restructuring and other costs, loss on sale of subsidiary, impairment charges, debt restructuring and debt issuance cost amortization, non-cash adjustments related to the tax receivable agreement, similar adjustments attributable to our non-controlling interests and certain tax related items. For additional discussion of adjustments for other periods, please see the earnings press releases dated February 8, 2016; February 13, 2017; February 21, 2018; March 20, 2019; February 13, 2020; and February 24, 2021. The Company's non-GAAP adjusted operating income for 2020 and 2021 excludes acquisition-related intangible amortization, other acquisition and divestiture related items, legal settlement, loss on sale of subsidiary, stock-based compensation, restructuring and other costs, debt restructuring costs and impairment charges. Total segment adjusted operating income incorporates these same adjustments and further excludes unallocated corporate expenses. For additional discussion of adjustments for other periods, please see the earnings press releases dated February 8, 2016; February 13, 2017; February 21, 2018; March 20, 2019; February 13, 2020; and February 24, 2021. Although adjusted net income, adjusted operating income and total segment adjusted operating income are not calculated in accordance with GAAP, these non-GAAP measures are integral to the Company's reporting and planning processes and the chief operating decision maker of the Company uses segment adjusted operating income to allocate resources among our operating segments. The Company considers these measures integral because they exclude the above specified items that the Company's management excludes in evaluating the Company's performance. Specifically, in addition to evaluating the Company's performance on a GAAP basis, management evaluates the Company's performance on a basis that excludes the above items because: • Exclusion of the non-cash, mark-to-market adjustments on financial instruments, including interest rate swap agreements and investment securities, helps management identify and assess trends in the Company's underlying business that might otherwise be obscured due to quarterly non-cash earnings fluctuations associated with these financial instruments. Additionally, the non-cash mark-to-market adjustments on financial instruments are difficult to forecast accurately, making comparisons across historical and future quarters difficult to evaluate. • Net foreign currency gains and losses primarily result from the remeasurement to functional currency of cash, accounts receivable and accounts payable balances, certain intercompany notes denominated in foreign currencies and any gain or loss on foreign currency hedges relating to these items. The exclusion of these items helps management compare changes in operating results between periods that might otherwise be obscured due to currency fluctuations. • The Company considers certain acquisition-related costs, including certain financing costs, investment banking fees, warranty and indemnity insurance, certain integration related expenses and amortization of acquired intangibles, as well as gains and losses from divestitures, to be unpredictable, dependent on factors that may be outside of our control and unrelated to the continuing operations of the acquired or divested business or the Company. In addition, the size and complexity of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs. The Company believes that excluding acquisition-related costs and gains or losses of divestitures facilitates the comparison of our financial results to the Company's historical operating results and to other companies in our industry. • Legal settlement represents the consideration paid to the sellers of eNett and Optal in excess of the businesses' fair values. Management has elected to exclude this item as the charge is nonrecurring and does not reflect future operating expenses resulting from this acquisition. • The loss on sale of subsidiary relates to the divestiture of the Company's former Brazilian subsidiary as of the date of sale, September 30, 2020, and the associated write-off of its assets and liabilities. As previously discussed, gains and losses from divestitures are considered by the Company to be unpredictable and dependent on factors that may be outside of our control. The exclusion of these gains and losses are consistent with the Company's practice of excluding other non-recurring items associated with strategic transactions. • Stock-based compensation is different from other forms of compensation as it is a non-cash expense. For example, a cash salary generally has a fixed and unvarying cash cost. In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to the Company is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time. • We exclude restructuring and other costs when evaluating our continuing business performance as such items are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. This also includes costs related to certain identified initiatives, including technology initiatives, to further streamline the business, improve the Company's efficiency, create synergies, and globalize the Company's operations, all with an objective to improve scale and efficiency and increase profitability going forward. For the twelve months ended December 31, 2020, other costs include certain costs incurred in association with COVID-19, including the cost of providing additional health, welfare and technological support to our employees as they work remotely. • Impairment charges represent non-cash asset write-offs, which do not reflect recurring costs that would be relevant to the Company's continuing operations. The Company believes that excluding these nonrecurring expenses facilitates the comparison of our financial results to the Company's historical operating results and to other companies in its industry. • Debt restructuring and debt issuance cost amortization are unrelated to the continuing operations of the Company. Debt restructuring costs are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. In addition, since debt issuance cost amortization is dependent upon the financing method, which can vary widely company to company, we believe that excluding these costs helps to facilitate comparison to historical results as well as to other companies within our industry. • The adjustments attributable to non-controlling interests, including adjustments to the redemption value of a non-controlling interest and non-cash adjustments related to the tax receivable agreement, have no significant impact on the ongoing operations of the business. • The tax related items are the difference between the Company’s U.S. GAAP tax provision and a pro forma tax provision based upon the Company’s adjusted net income before taxes as well as the impact from certain discrete tax items. The methodology utilized for calculating the Company’s adjusted net income tax provision is the same methodology utilized in calculating the Company’s U.S. GAAP tax provision. • The Company does not allocate certain corporate expenses to our operating segments, as these items are centrally controlled and are not directly attributable to any reportable segment. For the same reasons, WEX believes that adjusted net income, adjusted operating income and total segment adjusted operating income may also be useful to investors when evaluating the Company's performance. However, because adjusted net income, adjusted operating income and total segment adjusted operating income are non-GAAP measures, they should not be considered as a substitute for, or superior to, net income, operating income or cash flows from operating activities as determined in accordance with GAAP. In addition, adjusted net income, adjusted operating income and total segment adjusted operating income as used by WEX may not be comparable to similarly titled measures employed by other companies.

Reconciliation of GAAP net (loss) income attributable to shareholders to adjusted net income attributable to shareholders

(In thousands)	2021 Year-to-Date	Year Ended 2020	2019	2018	2017	2016	2015
Net (loss) income attributable to shareholders	$ 11,897	$ (243,638)	$ 99,006	$ 168,295	$ 160,062	$ 23,499	$ 76,196
Unrealized losses (gains) on financial instruments	(19,470)	27,036	34,654	(2,579)	(1,314)	(7,901)	35,962
Net foreign currency loss	11,375	25,783	926	38,800	(31,487)	9,233	5,689
Change in fair value of contingent consideration	44,900						
Acquisition-related intangible amortization	134,713	171,144	159,431	138,186	153,810	97,829	47,792
Other acquisition and divestiture related items	28,881	57,787	37,675	4,143	5,000	50,924	4,137
Legal settlement	-	162,500	-	-	-	-	-
Stock-based compensation	62,771	65,841	47,511	35,103	30,487	19,742	12,420
Restructuring and other costs	15,653	13,555	25,106	13,717	11,129	13,995	9,010
Vendor settlement	-	-	-	-	-	15,500	-
Loss (gain) on sale of subsidiary	-	46,362	-	-	(20,958)	-	(1,215)
Impairment charges and asset write-offs	-	53,378	-	5,649	44,171	-	-
Debt restructuring and debt issuance cost amortization	19,432	40,063	21,004	14,101	10,519	12,673	3,097
Regulatory reserve	-	-	-	-	-	-	1,750
Non-cash adjustments related to tax receivable agreement	-	(491)	(932)	775	(15,259)	563	(2,145)
ANI adjustments attributable to non-controlling interests	69,854	(42,910)	53,035	(1,370)	(1,563)	(2,583)	4,996
Tax related items	(82,722)	(108,086)	(74,743)	(53,918)	(115,278)	(78,800)	(32,953)
Adjusted net income attributable to shareholders	$ 297,284	$ 268,324	$ 402,673	$ 360,902	$ 229,319	$ 154,674	$ 164,736

25

26 Reconciliation of GAAP operating income attributable to shareholders to adjusted operating income attributable to shareholders September 30,2021 June 30,2021 March 31,2021 (In thousands) Operating income 100,822$ 82,278$ 50,541$ Unallocated corporate expenses 20,977 17,174 16,209 Acquisition-related intangible amortization 46,965 45,294 42,454 Other acquisition and divestiture related items 7,012 10,690 14,796 Stock-based compensation 22,166 21,662 18,943 Other costs 1,711 1,705 12,237 Debt restructuring costs 120 5,299 637 Total segment adjusted operating income 199,773 184,102 155,817 Unallocated corporate expenses (20,977) (17,174) (16,209) Adjusted operating income 178,796$ 166,928$ 139,608$ Three Months Ended